SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 29, 1998



                           MCCLATCHY NEWSPAPERS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                     1-9824                   940666175
----------------------------         ------------         ----------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)



          2100 "Q" STREET, SACRAMENTO, CA                      95816
     ----------------------------------------                ----------
     (Address of principal executive offices)                (Zip Code)



                                 (916) 321-1846
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                                 Page 1 of 7
                                                 Exhibit Index located at page 4

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Item 5.  Other Events.
         ------------

         In a press release dated January 29, 1998, attached hereto as Exhibit 99.1, which is incorporated by reference and made a part of this Current Report on Form 8-K, the Registrant announced its fourth quarter and year-end results.



Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.

              99.1  Press Release dated January 29, 1998.


                                                 Page 2 of 7
                                                 Exhibit Index located at page 4

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  January 29, 1998

                                              McClatchy Newspapers, Inc.



                                              By  /s/ Karole Morgan-Prager
                                                --------------------------------
                                                  Karole Morgan-Prager
                                                  General Counsel and Corporate
                                                  Secretary

                                                 Page 3 of 7
                                                 Exhibit Index located at page 4

                                  EXHIBIT INDEX
                                  -------------

                                                                 Sequentially
Exhibit No.                      Description                     Numbered Page
-----------                      -----------                     -------------

   99.1             Press Release dated January 29, 1998




                                                                     Page 4 of 7
                                                 Exhibit Index located at page 4